Note Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Note Payable
Note Payable

Note 12. Notes Payable

On July 15, 2025, the Company entered into a Convertible Promissory Note Agreement with YA II PN, Ltd. for proceeds of $500,000. On October 1, 2025, the Company issued a second tranche under the agreement for additional proceeds of $2,000,000. The notes bore interest at 10% per annum, increasing to 18% upon an event of default, and matured on July 15, 2026.

The notes included a contingent conversion feature linked to the closing of the Company’s Business Combination Agreement (“BCA”). Prior to the closing of the BCA, the conversion price was fixed at $60.62 per share, resulting in a fixed and determinable number of shares. The Company concluded that the conversion feature qualified for the own-equity scope exception and did not require bifurcation. Accordingly, the notes were accounted for as a single debt instrument at amortized cost.

On December 15, 2025, the Company entered into an amendment to the notes and related agreements, pursuant to which the parties agreed to temporarily suspend certain obligations through January 20, 2026. In connection with the amendment, the Company agreed to make an initial payment in December 2025 and a final payment consisting of the remaining outstanding principal, accrued interest, redemption premiums, and contractual fees.

In January 2026, the Company completed the final payment required under the amended agreements and fully extinguished the note payable. As of March 31, 2026, no amounts remained outstanding under the agreement.

Note 11. Note Payable

On July 15, 2025, the Company entered into a Convertible Promissory Note Agreement with YA II PN, Ltd. for proceeds of $500,000. On October 1, 2025, the Company issued a second tranche under the agreement for additional proceeds of $2,000,000. The notes bear interest at 10% per annum, increasing to 18% upon an event of default, and mature on July 15, 2026.

The notes include a contingent conversion feature linked to the closing of the Company’s Business Combination Agreement (“BCA”). Prior to the closing of the BCA, which was expected by December 31, 2025, the conversion price was fixed at $60.62 per share, resulting in a fixed and determinable number of shares. The Company concluded that the conversion feature qualified for the own-equity scope exception and did not require bifurcation. Accordingly, the notes were accounted for as a single debt instrument at amortized cost.

Monthly cash payments were required to commence only upon the occurrence of specified triggering events, including failure to close the BCA by the stated deadline or the occurrence of an amortization event, and would continue until the outstanding principal and accrued interest were repaid.

On December 15, 2025, the Company entered into an amendment to the notes and related agreements. The amendment temporarily suspended certain obligations of the parties from December 15, 2025 through January 20, 2026. In connection with the amendment, the Company agreed to make (i) an initial payment of $350,000 in December 2025, consisting of partial principal repayment, a redemption premium, and accrued interest, and (ii) a final payment on or before the end of the suspension period equal to the remaining outstanding principal, applicable redemption premiums, accrued interest, and a contractual fee of $250,000. Upon payment of the final amount, all obligations under the agreements were fully satisfied and the agreements terminated.

At December 31, 2025, the outstanding balance of the notes was classified as a current liability in the consolidated balance sheets. Subsequent to year end and prior to the issuance of these consolidated financial statements, the Company completed the final payment required under the amendment, and extinguished the note. As a result, all amounts due under the amended agreements have been paid and no further obligations remain outstanding.